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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   MAY 9, 2006
                Date of Report (date of earliest event reported)

                        Commission File Number 000-29367

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                             VANTAGEMED CORPORATION
             (Exact name of Registrant as specified in its charter)

           Delaware                                        68-0383530
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

       11060 White Rock Road, Suite 210, Rancho Cordova, California 95670
                                 (916) 638-4744

          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On May 9, 2006, we modified paragraph 6 of Steve Curd's employment agreement dated November 8, 2004. The modification provides for full vesting of Mr. Curd's stock options in the event of a change in control event. Mr. Curd's original employment agreement provided for 50% of the unvested portion of options to vest upon a change in control. A copy of the amendment is attached as
Exhibit 10.1 to this report.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 9, 2006, VantageMed Corporation issued a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of our press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

         The information contained herein and in the accompanying exhibit is furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition". Such information, including the exhibit attached hereto, shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (d)  Exhibits

         Exhibit 99.1 - Press Release dated May 9, 2006, reporting the results of operations of VantageMed Corporation for the first quarter ended March 31, 2006 (furnished and not filed herewith solely pursuant to Item 2.02).

         Exhibit 10.1 Amendment to Employment Agreement dated November 8, 2004 between Steve Curd and VantageMed Corporation dated May 9, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    VANTAGEMED CORPORATION

                                                    By:  /s/ Liesel Loesch
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Dated:  May 9, 2006                                      Liesel Loesch
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT 99.1 - PRESS RELEASE DATED MAY 9, 2006 REPORTING THE RESULTS OF OPERATIONS OF VANTAGEMED CORPORATION FOR THE FIRST QUARTER ENDED MARCH 31, 2006

EXHIBIT 10.1 AMENDMENT TO EMPLOYMENT AGREEMENT DATED NOVEMBER 8, 2004 BETWEEN STEVE CURD AND VANTAGEMED CORPORATION DATED MAY 9, 2006.